     AGREEMENT made this 12th day of September, 1996 between CNL HOLDING, INC., a Delaware corporation (the "Investor") and CONOLOG CORPORATION, a Delaware corporation (the "Company").

     WHEREAS, the Company is indebted to The Chase Manhattan Bank, formerly known as Chemical Bank (the "Bank"), in the principal amount of $1,025,000 plus interest and fees thereon as evidenced by that certain Amended and Restated Term Note from the Company to the Bank, dated August 24, 1995, as modified by an Allonge dated September 11, 1996 (as so modified, the "Note");

     WHEREAS, the Note is convertible into 1,400,000 shares of the Company's common stock;

     WHEREAS, the Bank is also the holder of 375,000 shares of the Company's common stock (the "Bank Shares");

     WHEREAS, the Investor has agreed to enter into an Option Agreement with the Bank, dated the date hereof (the "Option Agreement"), pursuant to which, under certain circum stances, the Investor has the right to purchase the entire indebtedness of the Company to the Bank and all of the Bank Shares;

     WHEREAS, the Investor has agreed to lend up to $2,500,000 to the Company, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, it is agreed as follows:

     1. Registration of Shares Being Acquired. The Company will use its best efforts to file a registration statement with the Securities and Exchange Commission (the "Commission") covering the 375,000 Bank Shares and the 1,400,000 shares of common stock into which the Note is convertible (collectively, the "Acquired Shares"), all of which are subject to the Option Agreement. The Company will use its best efforts to have such registration statement declared effective as soon as possible after the filing thereof, and to keep such registration statement current and effective for a period of two years or until such earlier date as all of the Shares registered pursuant to such registration statement shall have been sold or otherwise transferred.

     2. Use of Proceeds. All proceeds of the sale of the Acquired Shares shall be applied as follows: The first $1,500,000 shall be paid to reimburse the Investor for the payments made to the Bank pursuant to the Option Agreement. Fifty percent (50%) of the balance of the proceeds shall be loaned by the Investor to the Company within five days of the Investor's receipt of such proceeds, provided, however, that the Investor shall not be required to lend the Company more than $2,500,000. Such loans are hereinafter collectively called the "Loans". The balance of the proceeds shall belong to the Investor.

     3. Terms of Loans. Each Loan shall be evidenced by a note which shall be due 12 months after the making of each such Loan. Each Loan shall bear interest at the rate of 4% per annum commencing with the date the Loan is made. Interest will accrue prior to maturity. At maturity, the Company will have the option to repay each of the Loans, together with all accrued interest thereon, by issuing a new Series C Preferred Stock (the "Preferred Stock"). For purposes of such repayment, the shares of Preferred Stock shall be valued at $5.00 per share.

     4. The Preferred Stock. As more particularly described in Exhibit A hereto, the Preferred Stock will be non-voting and will carry a cumulative dividend of 8% per annum, which may be payable by the issuance of shares of common stock valued at $5.00 per share up to a maximum of 40,000 shares per annum. The Preferred Stock will be convertible into common stock at the rate of one share of common stock for each share of Preferred Stock. The Preferred Stock will carry a liquidating preference of $5.00 per share.

     5. Registration Rights. (a) During the period commencing on the issuance of any shares of Preferred Stock to the Investor and ending on the second anniversary thereof (the "Registration Period"), the Company shall advise the Investor by written notice at least 30 days prior to the filing of any post-effective amendment to the Registration Statement or of any new registration statement or post-effective amendment thereto under the Securities Act of 1933, as amended (the "Act") covering any securities of the Company, for its own account or for the account of others (other than a registration statement on Form S-4 or S-8 or any successor forms thereto), and will include in any such post-effective amendment or registration statement, such informa tion as may be required to permit a public offering of the shares of Preferred Stock and all or any of the common stock then issu able under the terms of the then outstanding shares of Preferred

Stock (the "Registrable Securities"). The Company shall supply prospectuses and such other documents as the Investor may request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as the Investor designates provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action and do any and all other acts and things which may be reasonably necessary or desirable to enable the Investor to consummate the public sale or other disposition of the Registrable Securities, and furnish indemnification in the manner provided in Section 6 hereof. The Investor shall furnish information and indemnification as set forth in Section 6. The Company shall use its best efforts to cause the managing under writer or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration to include such securities in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advises the Investor that the total amount of securities which it intends to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the account of the Investor shall be eliminated, reduced, or limited to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, if any, recommended by such managing underwriter or underwriters. The Investor will pay its own legal fees and expenses and any underwriting discounts and commissions on the securities sold by the Investor but shall not be responsible for any other expenses of such registration.

     (b) If the Investor shall give notice to the Company at any time during the Registration Period to the effect that the Investor desires to register under the Act its shares of Preferred Stock or any of the common stock then issuable under the terms of the then outstanding shares of Preferred Stock under such circumstances that a public distribution (within the meaning of the Act) of any such securities will be involved, then the Company will promptly, but no later than 60 days after receipt of such notice, file a post-effective amendment to a then current Registration Statement or a new registration statement pursuant to the Act, to the end that such shares of Preferred Stock and such shares of common stock may be publicly sold under the Act as promptly as practicable thereafter and the Company will use its best efforts to cause such registration to become and remain effective for a period of 120 days (including the taking of such steps as are reasonably necessary to obtain the removal of any stop order); provided that the Investor shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The Investor may, at its option, request the filing of a post-effective amendment to a then current Registration Statement or a new registration statement under the Act with respect to the Registrable

Securities on only two occasions during the Registration Period. All costs and expenses of such post-effective amendment or new registration statement shall be borne by the Company, except that the Investor shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to any of the securities sold by it.

     The Company shall be entitled to postpone the filing of any registration statement pursuant to this subsection (b) other wise required to be prepared and filed by it if (i) the Company is engaged in a material acquisition, reorganization, or divestiture, (ii) the Company is currently engaged in a self tender or exchange offer and the filing of a registration statement would cause a violation of Rule 10b-6 or any other Rule under the Securities Exchange Act of 1934, (iii) the Company is engaged in an underwritten offering and the managing underwriter has advised the Company in writing that such a registration statement would have a material adverse effect on the consummation of such offering or (iv) the Company is subject to an underwriter's lockup as a result of an underwritten public offering and such underwriter has refused in writing, the Company's request to waive such lock-up. In the event of such postponement, the Company shall be required to file the registration statement pursuant to this subsection (b), within 60 days of the consummation of the event requiring such postponement.

     The Company will use its best efforts to maintain such registration statement or post-effective amendment current under the Act for a period of at least six months (and for up to an additional three months if requested by the Investor) from the effective date thereof. The Company shall supply prospectuses, and such other documents as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its best efforts to register and qualify any of the Registrable Securities for sale in such states as such holder designates, provided that the Company shall not be required to qualify as a foreign corporation or a dealer in securities or execute a general consent to service of process in any jurisdiction in any action.

     6. Indemnification. (a) Whenever pursuant to Section 5 a registration statement relating to the Preferred Stock or any shares issued or issuable pursuant to the terms of any Preferred Stock, is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless the Investor (herein after called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages, or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling person and underwriter for any legal or other expenses reasonably incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder, for use in the preparation thereof.

     (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities, joint and several, to which the Company or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 6.

     (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     7. Company's Representations and Warranties. The Company covenants and agrees that the Preferred Stock and all shares of common stock which may be issued pursuant to the terms of the Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that so long as any shares of Preferred Stock are outstanding, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the conversion of the Preferred Stock and that it will have authorized and reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Preferred Stock.

     8. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

          (a) The Investor has the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein. This Agreement constitutes the legal, valid and binding obligation of the Investor.

          (b) The Investor acknowledges that it and each of its shareholders has received and reviewed all publicly filed documents concerning the Company and has had an opportunity to meet with and ask questions of the management of the Company.

          (c) The Investor and each of its shareholders is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act, has the financial ability to bear the economic risk of its or his investment, can afford to sustain a complete loss of such investment and has adequate means of providing for its or his current needs and personal contingen cies, and has no need for liquidity in its or his investment in the Company; and the amount invested in the Company by the Investor does not constitute a substantial portion of its or his net worth.

          (d) The Investor is acquiring the Shares being purchased by it for investment and not with a view to the sale or distribution thereof, for its own account and not on behalf of others and has not granted any other person any right or option or any participation or beneficial interest in any of the securities. The Investor acknowledges its understanding that the Acquired Shares constitute restricted securities within the meaning of Rule 144 of the Commission under the Act, and that none of such securities may be sold except pursuant to an effective registration statement under the Act or in a trans action exempt from registration under the Act, and acknowledges that it understands the meaning and effect of such restriction. The Investor has sufficient knowledge and experience in financial and business matters so that it is capable of evaluating the risks and merits of the purchase of the Acquired Shares. The Investor is aware that no Federal or state regulatory agency or authority has passed upon the sale of the Acquired Shares or any of the terms of the Preferred Stock or the terms of the sale or the accuracy or adequacy of any material provided to the Investor and that the price of the Acquired Shares was negotiated between the Investor and the Bank and does not necessarily bear any relationship to the underlying assets or value of the Company and that the terms of the Preferred Stock was negotiated between the Investor and the Company and does not necessarily bear any relationship to the underlying assets or value of the Company. THE INVESTOR UNDERSTANDS THAT AN INVESTMENT IN THE SHARES BEING PURCHASED BY IT INVOLVES A HIGH DEGREE OF RISK.

          (e) THE INVESTOR UNDERSTANDS THAT IN CONNECTION WITH ITS EVALUATION OF THE COMPANY, THE INVESTOR HAS BEEN OR MAY HAVE BEEN PROVIDED WITH ACCESS TO CERTAIN INFORMATION CONCERNING THE COMPANY WHICH HAS NOT BEEN PUBLICLY DISCLOSED. THE INVESTOR FURTHER UNDERSTANDS THAT ANY TRADING BY IT IN SECURITIES OF THE COMPANY USING NON-PUBLIC INFORMATION COULD CONSTITUTE A VIOLATION OF FEDERAL AND STATE SECURITIES LAWS AND/OR OTHER LAWS AND MAY

SUBJECT IT TO CRIMINAL AND/OR CIVIL PENALTIES AND LIABILITY. In view of the foregoing, the Investor agrees not to (i) purchase or sell, including a short sale, any of the Company's securities or rights to purchase or sell such securities as long as the Investor is in possession of material non-public information or (ii) disclose any non-public information to any other person.

          (f) There is no finder's fee or brokerage commission payable with respect to the purchase by the Investor of the Acquired Shares or the consummation of the transactions contemplated by this Agreement and the Investor agrees to indemnify and hold harmless the Company from and against any and all cost, damage, liability or expense (including fees and expenses of counsel) arising out of or relating to claims for such fees or commissions, except to the extent that any such fees or commissions have been directly incurred by the Company.

     9. Further Agreements of the Investor.

          (a) The Investor hereby agrees that all sales, transfers and dispositions of the Acquired Shares, any shares of Preferred Stock and any shares of common stock issuable pursuant to the terms of the Preferred Stock shall be made exclusively to bona fide third party purchasers pursuant to a registered public offering or Rule 144 under the Act, if applicable.

          (b) While the Investor holds any shares of common stock, it agrees to vote such shares as recommended by Robert S. Benou. In furtherance of the foregoing, the Investor is delivering to Robert S. Benou an Irrevocable Proxy in substantially the form of Exhibit B attached hereto.

     10. Termination of Underwriting Agreement. Concurrently with the execution hereof, the Company and I.A. Rabinowitz & Co. are executing and delivering an agreement terminating certain provisions of the Underwriting Agreement between them dated August 16, 1995 and providing that with respect to the terminated provisions, neither the Company nor I.A. Rabinowitz & Co. will have any further rights or obligations pursuant thereto.

     11. Further Assurances. From and after the date of this Agreement and the date of Closing, each party hereto shall from time to time, at the request of the other party and without further consideration, do, execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may be reasonably requested or required more effectively to evidence and give effect to the transactions provided for in this Agreement.

     12. Expenses. Each party shall bear and pay all legal, accounting and other fees and expenses incurred by it in connection with, and with the transactions provided for in, this Agreement and the performance of all its obligations and agreements hereunder.

     13. Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered against receipt or if mailed by first class registered or certified mail return receipt requested, addressed to the parties at their respective addresses set forth on the first page of this Agreement, with copies to their respective counsel, Milberg Weiss Bershad Hynes & Lerach LLP, Att: Arnold N. Bressler, Esq., One Pennsylvania Plaza, New York, New York 10119, in the case of the Company, and Bernstein & Wasserman LLP, Att:
Stuart Neuhauser, Esq., 950 Third Avenue, New York, New York 10022, in the case of the Investor, or to such other person or address as may be designated by like notice hereunder.

     14. Parties in Interest. This Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective legal representatives, successors and assigns, but no other person shall acquire or have any rights under this Agreement.


     15. Entire Agreement; Modification; Waiver. This Agreement (as below defined) contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and understandings, if any, and there are no agreements, representa tions or warranties other than those set forth, provided for or referred to herein. All exhibits and schedules to this Agreement are expressly made a part of this Agreement as fully as though completely set forth herein, and all references to this Agreement herein, in any of such writings or elsewhere shall be deemed to refer to and include all such writings. Neither this Agreement nor any provisions hereof may be modified, amended, waived, discharged or terminated, in whole or in part, except in writing signed by the party to be charged. Any party may extend the time for or waive performance of any obligation of any other party or waive any inaccuracies in the representations or warranties of any other party or compliance by any other party with any of the provisions of this Agreement. No waiver of any such provisions or of any breach of or default under this Agreement shall be deemed or shall constitute a waiver of any other provisions, breach or default, nor shall any such waiver constitute a continuing waiver.

     16. Interpretation.

     16.(a) This Agreement shall be governed and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed exclusively in that State without giving effect to the principles of conflict of laws.

     16.(b) All pronouns and words used in this Agreement shall be read in the appropriate number and gender, the masculine, feminine and neuter shall be interpreted interchangeably and the singular shall include the plural and vice versa, as the circumstances may require.

     17. Headings; Counterparts. The article and section headings in this Agreement are for reference purposes only and shall not define, limit or affect the meaning or interpretation of this Agreement. This Agreement maybe executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    CNL HOLDING, INC.

                                    By /s/ R.K. Pace, Pres.
                                       ---------------------------------
                                                                  (Title)

                                    CONOLOG CORPORATION

                                    By /s/ Robert S. Benou
                                       ---------------------------------
                                       Robert S. Benou, President

                                                                       EXHIBIT A

                CERTIFICATE OF THE DESIGNATION, PREFERENCES
                AND RELATIVE, PARTICIPATING, OPTIONAL OR
                OTHER SPECIAL RIGHTS AND QUALIFICATIONS,
                LIMITATIONS OR RESTRICTIONS THEREOF

                                     of the

                    SERIES C PREFERRED STOCK (par value $.50)

                                       of

                               CONOLOG CORPORATION

                           ---------------------------

                    Pursuant to Section 151(g) of the General
                    Corporation Law of the State of Delaware

                           ---------------------------

     We, the undersigned, being the President and the Secretary, respectively, of CONOLOG CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Corporation"), do hereby certify pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, as amended, that at a meeting of the Board of Directors of the Corporation duly convened and held on ______ __, 199_, the following resolutions were duly adopted:

     RESOLVED that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation (hereinafter called the "Board of Directors" or the "Board") by the provisions of Article FIFTH of the Certificate of Incorporation, as amended, of the Corporation, this Board of Directors hereby creates a series of Preferred Stock, par value $.50 per share, of the Corporation to consist of 600,000 shares, which number may be increased or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions of the Board of

Directors, and this Board of Directors hereby fixes the designations, rights, voting powers, preferences, and the relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series as follows:

     I. Designation. The designation of said series of Preferred Stock shall be "Series C Preferred Stock" (hereinafter called "this Series" or the "Series C Preferred Stock").

     II. Dividends. The holders of outstanding shares of the Series C Preferred Stock shall be entitled to receive, out of any funds legally available therefor, dividends at the rate of eight percent (8%) per annum, and no more, payable annually in cash or shares of the Common Stock of the corporation on the ________ day of ____________________ in each year, commencing ________________,
199_, to registered holders thereof on said payment date. Such dividends shall be cumulative and shall accrue (whether or not in any annual period there shall be net profits or surplus of the Corporation legally available therefor) from the annual dividend payment date next preceding the date of their issue.

     If for any annual dividend period or periods after _______________, 199_, full dividends upon the outstanding Series C Preferred Stock at the aforesaid rate shall not have been paid, or declared and set apart for payment, the amount of the deficiency shall be paid (but without interest), or declared and set apart for payment, before any sum or sums shall be set aside for or applied to the purchase or redemption of Preferred Stock of any series or the purchase, redemption or other acquisition for value of shares of any junior stock) shall be paid or declared, or any other distribution shall be ordered or made, upon shares of any junior stock. The term "junior stock" as used in this resolution with respect to the Series C Preferred Stock means the Common Stock, as well as any other class of stock of the Corporation ranking junior to the Series C Preferred Stock as to dividends or assets.

     III. Voting. Except as otherwise required by law or this Resolution, the holders of Series C Preferred Stock shall have no voting rights and shall not be entitled to notice of any stockholders' meetings or to vote upon the election of directors or upon any question affecting the management or affairs of this Corporation.

     IV. Liquidation. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to five dollars ($5) per share and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, as provided in paragraph II of this Resolution, to the date that payment is made to the holders of Series C Preferred Stock, whether earned or declared or not, and no more, before any payment shall be made or any assets distributed to the holders of junior stock. If upon such liquidation, dissolution, or winding up, whether voluntary or involuntary, the assets thus distributable among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such stockholders of the full preferential amounts aforesaid, then the entire assets of this Corporation to be distributed shall be distributed ratably among the holders of Series C Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, subject to all of the preferential rights of the holders of Series C Preferred Stock on distribution or otherwise, the holders of junior stock shall be entitled to receive, ratably, all remaining assets of this Corporation. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be liquidation, dissolution or winding up, within the meaning of this paragraph.

     V. Redemption. The Corporation, at its election, expressed by resolution of the Board of Directors, may at any time or from time to time on or after ____________, 199_ (but not prior thereto) redeem the whole or any part of the outstanding shares of Series C Preferred Stock by paying in cash therefor five dollars ($5) per share and, in addition to the foregoing amount, an amount in cash equal to all dividends on shares of Series C Preferred Stock unpaid and accumulated as provided in paragraph II of this Resolution, whether earned or declared or not, to and including the date fixed for redemption, such sum being hereinafter sometimes referred to as the "Redemption Price." In case of the redemption of a part of only of the outstanding shares of Series C Preferred Stock, the Corporation shall designate by lot, in such manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Less than all of the shares of Series C Preferred Stock at any time outstanding may not be redeemed until all dividends accrued and in arrears upon all shares of Series C Preferred Stock outstanding shall have been paid for all past dividend periods, and until full dividends for the then current dividend period on all shares of Series C Preferred Stock then outstanding, other than the shares to be redeemed, shall have been paid or declared and the full amount thereof set apart for payment. At least ninety (90) days' prior notice by first class mail, postage prepaid, shall be given to the holders of record of shares of Series C Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at his post office address as shown by the records of the Corporation, but failure of any holder of Series C Preferred Stock to receive any such notice, if given, shall not affect the validity of the proceedings for such redemption. On or after the date fixed for redemption and stated in such notice, each holder of shares of Series C

Preferred Stock called for redemption shall surrender his certificate(s) evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. In case less than all the shares represented by any such surrendered certificate(s) are redeemed, a new certificate shall be issued representing the unredeemed shares. If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefor, then notwithstanding that the certificates evidencing any shares of Series C Preferred Stock so called for redemption shall not have been surrendered, all dividends with respect to the shares so called for redemption shall cease to accrue after the date fixed for redemption and all rights with respect to the shares so called for redemption shall forthwith after such date cease and terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor.

     If, on or prior to any date fixed for redemption of shares of Series C Preferred Stock, the Corporation deposits, with any bank or trust company in the City of New York, State of New York, as a trust fund, a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof if such notice shall not previously have been given by the Corporation, or to complete the giving of such notice if theretofore commenced, and to pay, on or after the date fixed for redemption or prior thereto, the Redemption Price of the shares to their respective holders upon the surrender of their share certificate(s), then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall (except as hereinafter provided) be deemed to be redeemed and dividends on those shares shall cease to accrue after the date fixed for redemption. The deposit shall be deemed to constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall be deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the Redemption Price of the shares, without interest, upon the surrender of their certificates therefor, and the right to surrender said shares and receive Common Stock as provided in paragraph IV of this Resolution at any time up to but not after the close of business on the fifth day prior to the date fixed for redemption of such shares. Any moneys so deposited on account of the Redemption Price of shares of Series C Preferred Stock converted subsequent to the making of such deposit shall be repaid to the Corporation forthwith upon the conversion of such shares. Any moneys so deposited which remain unclaimed by the holders of shares of Series C Preferred Stock after the expiration of six years from the redemption date, together with any interest thereon allowed by the bank or trust company with which the deposit shall have been made, shall be paid to the Corporation.

     VI. Right to Convert into Common Stock. Holders of shares of Series C Preferred Stock shall have the right to convert their shares of Series C Preferred Stock into shares of the Common Stock of the Corporation upon the following terms and conditions:

          1. At any time between _____________, 199_ and the fifth day prior to such date, if any, as may have been fixed for the redemption of shares of Series C Preferred Stock in any notice of redemption given as provided in paragraph V hereof, holders of shares of Series C Preferred Stock may, at their option, receive for each share of Series C Preferred Stock held one (1) fully paid and non-assessable share of the Common Stock of the Corporation upon surrender of the certificate for such shares of the Series C Preferred Stock to the Corporation at the office of the Corporation or the transfer agent for the Series C Preferred Stock. The conversion ratio of one share of Series C Preferred Stock for each share of common stock as aforesaid at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Conversion Ratio." The Conversion Ratio shall be subject to adjustment from time to time in certain instances as hereinafter provided. The Corporation shall make no payment or adjustment on account of any dividends accrued on shares of Series C Preferred Stock surrendered for conversion. In case of the call for redemption of any shares of Series C Preferred Stock, such right to convert into shares of Common Stock shall terminate as to the shares of Series C Preferred Stock designated for redemption at the close of business on the fifth day preceding the day fixed for redemption, unless default is made by the Corporation in the payment of the redemption price.

          2. Before any holder of shares of Series C Preferred Stock shall be entitled to receive shares of Common Stock, he shall surrender the certificate or certificates for shares of Series C Preferred Stock, with the Conversion Form annexed thereto or other form as prescribed by the Board of Directors duly executed, at the office of the Corporation or of any transfer agent for the Series C Preferred Stock and shall state in writing therein the name and names in which he wishes the certificates for Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of shares of Series C Preferred Stock, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled, as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Conversion shall be deemed to have been made as of the date of such surrender of the shares of Series C Preferred Stock, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on said date.

          3. In case the Corporation shall at any time subdivide the outstanding shares of Common Stock, or shall issue as a dividend on Common Stock such number of shares of Common Stock as shall equal five percent (5%) or more of the number of shares of Common Stock outstanding immediately prior to the issuance of such dividend, then in either of such cases, the Conversion Ratio per share of Common Stock in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased and the number of shares of Common Stock issuable hereunder shall be proportionately increased, and conversely, in case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Ratio in effect immediately prior to such combination shall be proportionately adjusted, and the number of shares of Common Stock issuable hereunder shall be proportionately reduced, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be. For the purposes of this subparagraph 3, the date of issuance of any such dividend shall be the record date fixed by the Board of

Directors of the Corporation. In the absence of a record date so fixed, the first business day during which the stock transfer books of the Corporation shall be closed for the purpose of such determination shall be deemed to be the record date.

          4. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of Series C Preferred Stock into Common Stock hereunder. If any fractional interest in a share of Common Stock would, except for the provisions of this subparagraph 4, be deliverable, the Corporation shall, in lieu of delivering the fractional share therefor, pay to the holder of such surrendered shares of Series C Preferred Stock an amount in cash equal (computed to the nearest cent) to the current market value of such fractional interest, which current market value shall be determined in such reasonable manner as may be prescribed by the Board of Directors.

          5. Whenever the Conversion Ratio is adjusted, as herein provided, the Corporation shall forthwith maintain at its office and file with the transfer agents for shares of Series C Preferred Stock a statement, signed by the Chairman of the Board, the President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer, showing in detail the facts requiring such adjustment and the Conversion Ratio after such adjustment. Such transfer agent shall be under no duty or responsibility with respect to any such statement except to exhibit the same from time to time to any holder of shares of Series C Preferred Stock desiring an inspection thereof.

          6. In case of any capital reorganization or any reclassification of the capital stock of the Corporation or in case of the consolidation or merger of the Corporation with or into another corporation (other than a merger with a subsidiary in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock) or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each share of Series C Preferred Stock shall thereafter be entitled, upon surrender thereof, to receive the number and kind of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation issuable upon surrender of such share of Series C Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (ad determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of shares of Series C Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon such surrender of shares of Series C Preferred Stock.

          7. In case:

               (1) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

               (2) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

               (3) of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, or conveyance of all or substantially all of the assets of the Corporations to another corporation; or

               (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; then, and in any such case, the Corporation shall cause to be mailed to the transfer agent for the Series C Preferred Stock, and to the holders of record of the outstanding Series C Preferred Stock, at least thirty (30) days' prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

          8. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting conversions upon surrender of Series C Preferred Stock, the full number of shares of Common Stock issuable upon the surrender of all shares of Series C Preferred Stock, from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder approval), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at anytime the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series C Preferred Stock at the time outstanding. If shares of Common Stock of the Corporation are listed on any securities exchange and the listing thereon of the shares of such Common Stock to be reserved as aforesaid is required by the rules of said exchange as a condition precedent to the issue thereof upon conversion, the Corporation shall make application for such listing, on notice of issuance, of said shares and shall use its best efforts to effect such listing. Also, if any shares of Common Stock so to be reserved shall require registration or qualification with or approval of any governmental authority or under any Federal or State law as a condition to the issue thereof upon conversion, the Corporation shall use its best efforts to cause such shares to be duly registered, qualified or approved, as the case may be.

          9. The Corporation shall be any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred Stock so surrendered were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

          10. Whenever reference is made in these provisions to the issue or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Corporation other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.


          11. All certificates for shares of Series C Preferred Stock surrendered shall be appropriately cancelled on the books of the Corporation, and the shares so surrendered represented by such certificates shall be restored to the status of authorized but unissued shares of Preferred Stock of the Corporation.

          RESOLVED FURTHER, that the President or any Vice-President and the Secretary or any Assistant Secretary of this Corporation, be and they hereby are authorized and directed to prepare and file a certificate setting forth a copy of these resolutions in accordance with the provisions of the General Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned do hereby declare, certify and affirm, under penalties of perjury, that the facts herein stated are true, and accordingly have hereunto executed this Certificate and affixed the seal of the Corporation, this ____ day of ________________, 199_.


                                    -----------------------------
                                    Robert S. Benou, President

                                    -----------------------------
                                    Arpad Havasy, Secretary

[SEAL]

                                   EXHIBIT B

                                                        Dated:          , 1996

                               IRREVOCABLE PROXY

          The undersigned, CNL Holding, Inc., a Delaware corporation, does hereby constitute and appoint Conolog Corporation, a Delaware corporation ("Conolog"), acting solely through its President, Robert S. Benou ("Benou"), as the undersigned's true and lawful substitute attorney and proxy, with full power to act for and in the name, place and stead of the undersigned to vote according to the number of votes which the undersigned would be entitled to cast and with all powers which the undersigned would be entitled to exercise if personally present at any meeting of the stockholders of Conolog or any adjournment thereof, upon any matter coming before such meeting or adjournment or to otherwise consent or withhold consent from any action of stockholders of Conolog; provided, however, that if Benou shall die while this Irrevocable Proxy remains in effect, any successor to Benou as President of Conolog shall succeed to Benou as the person through whom Conolog shall exercise its rights under this Irrevocable Proxy.

          The undersigned does hereby revoke all other proxies given by the undersigned to any other person or entity prior to the date hereof with respect to the aforesaid matters.

          This proxy is irrevocable and shall not expire until the earlier of the tenth anniversary hereof and the date on which the undersigned no longer owns any of the capital stock of Conolog.

          IN WITNESS WHEREOF, the undersigned has executed this proxy as of the date first set forth hereinabove.

                                    CNL HOLDING, INC.

                                    By
                                       -------------------------
                                                        (Title)